SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 10, 2003

Commission File Number 0-19640

VERTEL CORPORATION

(Exact name of Registrant as specified in its charter)

California	0-19640	95-3948704
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

21300 Victory Boulevard, Suite 700, Woodland Hills, California 91367

(Address of principal executive offices) (zip code)

(818) 227-1400

(Registrant’s telephone number, including area code)

Item 5.	Disclosure

On August 10, 2003, Vertel Corporation (“Registrant”) announced today that it has suspended sales and closed all offices with the exception of Los Angeles. The Company said it will continue to support its existing installed customer base and will decide future operations over the next several months.

Item 7.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	EXHIBITS. None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERTEL CORPORATION (Registrant)

Dated: June 17, 2003	By:	/s/ T. JAMES RANNEY
T. James Ranney Vice President, Finance and Administration, Chief Financial Officer and Secretary (Principal Financial Officer and Principal Accounting Officer)

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